                                                                   EXHIBIT 10.47



                     NOTE EXCHANGE AND CONVERSION AGREEMENT


         This NOTE EXCHANGE AND CONVERSION AGREEMENT (this "NOTE EXCHANGE AND CONVERSION AGREEMENT"), dated as of November 12, 2004, is entered into by and among MOBILE SATELLITE VENTURES LP, a Delaware limited partnership ("MSV LP"), its general partner, MOBILE SATELLITE VENTURES GP Inc., a Delaware corporation ("GENERAL PARTNER"), the holders of convertible notes listed on SCHEDULE I hereto (each individually, a "CONVERTIBLE NOTEHOLDER," and collectively, the "CONVERTIBLE NOTEHOLDERS"), and MOTIENT VENTURES HOLDING INC., a Delaware corporation ("MOTIENT," and together with the Convertible Noteholders, the "NOTEHOLDERS").


                                    RECITALS

         WHEREAS, MSV LP and General Partner, intend to enter into a purchase agreement (the "PURCHASE AGREEMENT") with Motient, pursuant to which Motient will make an equity investment in MSV LP and General Partner (the "EQUITY INVESTMENTS");

         WHEREAS, prior to the date hereof Motient Services Inc. ("MSI") assigned all of its right, title and interest in and under that certain promissory note, dated as of November 26, 2001, as amended on August 21, 2003 and April 2, 2004, issued by MSV LP to MSI in the principal amount of $15,000,000 (the "MOTIENT PROMISSORY NOTE") to Motient;

         WHEREAS, prior to the date hereof Motient Corporation assigned all of its right, title and interest in and under that certain convertible note, dated as of August 12, 2002, as amended on August 21, 2003, issued by MSV LP to Motient Corporation in the principal amount of $957,227.69 to Motient;

         WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, General Partner's Board of Directors has determined that it is in the best interests of MSV LP, the limited partners of MSV LP and the Noteholders, and the Noteholders have agreed, to convert the Convertible Notes into, and exchange the Motient Promissory Note for, units of limited partnership interest of MSV LP and shares of common stock, par value $0.01 per share, of General Partner ("GP SHARES") (such exchange and conversion, the "NOTE EXCHANGE"); and

         WHEREAS, in connection with the Note Exchange, the Noteholders will become limited partners of MSV LP, entitled to all of the rights and privileges specified in the Partnership Agreement (as defined below).

         NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Note Exchange and Conversion Agreement hereby agree as follows:

         ARTICLE I DEFINED TERMS

         Section 1.01. DEFINITIONS. The terms defined in this Article I shall, for the purposes of this Note Exchange and Conversion Agreement, have the meanings herein specified.

         "AFFILIATE" means any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the specified person or entity. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise.

         "BOARD" means General Partner's Board of Directors.

         "CLASS A PREFERRED UNIT" means a unit of limited partnership interest in MSV LP with the rights and privileges specified in the Partnership Agreement for Class A Preferred Units.

         "CLOSING" means the consummation of the transactions contemplated by this Agreement.

         "CLOSING DATE" means the date of the Closing.

         "COMMON UNIT" means a unit of limited partnership interest in MSV LP with the rights and privileges specified in the Partnership Agreement for Common Units.

         "CONTROL PARTY" means, with respect to any Noteholder, (i) an Affiliate that has direct or indirect majority voting control of such Noteholder, or (ii) an Affiliate that has a majority of its voting interests held, directly or indirectly, by a Noteholder or by persons or entities that have direct or indirect voting control of such Noteholder.

         "CONVERTIBLE NOTE" means any Convertible Note issued by MSV LP to a Convertible Noteholder on (i) November 26, 2001, as amended on August 21, 2003 and April 2, 2004, totaling $55,000,000 in original principal amount, and (ii) August 12, 2002, as amended on August 21, 2003 and April 2, 2004, totaling $3,000,000 in original principal amount.

         "CONVERTIBLE NOTEHOLDER" and "CONVERTIBLE NOTEHOLDERS" has the meaning given to such terms in the Preamble.

         "EQUITY INVESTMENTS" has the meaning given to such term in the Recitals.

         "EXCHANGE/CONVERSION PRICE" means $29.45.

         "GENERAL PARTNER" has the meaning given to such term in the Preamble.

         "GP SHARES" has the meaning given to such term in the Recitals.

         "INVESTOR" has the meaning given to such term in the Recitals.

         "MOTIENT" has the meaning given to such term in the Preamble.

         "MOTIENT PROMISSORY NOTE" has the meaning given to such term in the Recitals.

         "MSV LP" has the meaning given to such term in the Preamble.

         "NOTE EXCHANGE" has the meaning given to such term in the Recitals.

         "NOTE EXCHANGE AND CONVERSION AGREEMENT" has the meaning given to such term in the Preamble.

         "NOTEHOLDERS" has the meaning given to such term in the Preamble.

         "PARTNERSHIP AGREEMENT" means that certain Limited Partnership Agreement of MSV LP, dated as of November 26, 2001, as amended from time to time, including on August 21, 2003 and April 2, 2004, by and among General Partner and the limited partners named therein.

         "PURCHASE AGREEMENT" has the meaning given to such term in the Recitals.

         "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

         "STOCKHOLDERS' AGREEMENT" means that certain Stockholders' Agreement, dated as of November 26, 2001 and amended from time to time, by and among General Partner and each stockholder named therein.

         "UNITS" means, collectively, the Common Units and the Class A Preferred Units.

         ARTICLE II NOTE EXCHANGE AND CONVERSION

         Section 2.01. EXCHANGE OF THE MOTIENT PROMISSORY NOTE.

         (a) Pursuant to the terms and subject to the conditions set forth in this Note Exchange and Conversion Agreement, on the Closing Date all of the outstanding principal and accrued interest under the Motient Promissory Note through October 31, 2004 (which is shown on SCHEDULE I hereto), will be exchanged for (i) a number of Common Units equal to the number determined by dividing the entire outstanding principal amount and accrued interest owing on the Motient Promissory Note through October 31, 2004 by the Exchange/Conversion Price, and (ii) such number of GP Shares as shall be necessary to ensure that Motient's PRO RATA ownership interest in General Partner is directly proportionate to its ownership interest in MSV LP after giving effect to the issuance of the Common Units as provided in clause (i) above. A portion of the aggregate amount of the Motient Promissory Note exchanged pursuant to the foregoing shall be deemed to be consideration for the GP Shares issued pursuant to clause (ii) above, in an amount equal to the number of GP Shares issued times $.01 per share. All accrued interest owing on the Motient Promissory Note for the period November 1, 2004 to the Closing Date shall be paid by MSV LP in cash on the Closing Date.

         (b) Motient shall deliver the original Motient Promissory Note to MSV LP for cancellation in exchange for certificates evidencing the number of Common Units and GP Shares to which Motient is entitled. The number of such Common Units and GP Shares to which Motient is entitled in respect of the Motient Promissory Note is set forth on SCHEDULE I hereto. Motient agrees to pay, from its own account, any transfer or similar tax levied or payable in connection with such exchange.

         (c) Following the exchange of the Motient Promissory Note, Motient shall be admitted as a limited partner of MSV LP and shall become a party to the Stockholders' Agreement.

         (d) All of MSV LP's payment obligations in respect of the Motient Promissory Note shall be deemed fully satisfied upon the exchange of the Motient Promissory Note and payment of the accrued interest through the Closing Date as provided herein, and Motient acknowledges that it shall cease to have any rights with respect to the Motient Promissory Note or any claims or rights of action with respect thereto, except the right to receive (i) Common Units, (ii) GP Shares, and (iii) cash in respect of the accrued interest through the Closing Date as provided herein.

         Section 2.02. CONVERSION OF THE PRINCIPAL AND EXCHANGE OF ACCRUED INTEREST UNDER THE CONVERTIBLE NOTES.

         (a) Pursuant to the terms and subject to the conditions set forth in this Note Exchange and Conversion Agreement, on the Closing Date all of the outstanding principal amount of each Convertible Note (which is shown on SCHEDULE I hereto), will be converted into a number of Class A Preferred Units equal to the number determined by dividing the total outstanding principal amount of such Convertible Note by $6.4465405156.

         (b) Pursuant to the terms and subject to the conditions set forth in this Note Exchange and Conversion Agreement, on the Closing Date the outstanding accrued interest through October 31, 2004 under each Convertible Note marked with an asterisk on SCHEDULE I hereto will be exchanged for (i) a number of Class A Preferred Units equal to the number determined by dividing the total amount of accrued interest owing on such Convertible Note through October 31, 2004 by the Exchange/Conversion Price, and (ii) such number of GP Shares as shall be necessary to ensure that such Convertible Noteholders' PRO RATA ownership interest in General Partner is directly proportionate to its ownership interest in MSV LP after giving effect to the issuance of the Class A Preferred Units as provided in clause (i) above. A portion of such exchanged amount shall be deemed to be consideration for the GP Shares issued pursuant to clause (ii) above, in an amount equal to the number of GP Shares issued times $.01 per share. All accrued interest owing on the Convertible Notes marked with an asterisk on SCHEDULE I hereto for the period November 1, 2004 to the Closing Date shall be paid by MSV LP in cash on the Closing Date, and all accrued interest owing on all other Convertible Notes through the Closing Date shall be paid by MSV LP in cash on the Closing Date.

         (c) Each Convertible Noteholder shall deliver its original Convertible Note to MSV LP for cancellation in exchange for certificates evidencing the number of Class A Preferred Units and, to the extent applicable, GP Shares to which such Convertible Noteholder is entitled. The number of such Class A Preferred Units and GP Shares, if any, to which each Convertible Noteholder is entitled is set forth on SCHEDULE I hereto. Each Convertible Noteholder agrees to pay, from its own account, any transfer or similar tax levied or payable in connection with such conversion.

         (d) Following the conversion of the principal and, if applicable, exchange of accrued interest, under the Convertible Notes, each Convertible Noteholder shall be admitted as a limited partner of MSV LP and shall become a party to the Stockholders' Agreement.

         (e) The conversion of the principal and, if applicable, exchange of accrued interest under, the Convertible Notes and the payment of cash for accrued interest through the Closing Date, as provided in this Note Exchange and Conversion Agreement shall satisfy all of MSV LP's payment obligations in respect of the Convertible Notes and each Convertible Noteholder acknowledges that it shall cease to have any rights with respect to the Convertible Notes or any claims or rights of action with respect thereto, except the right to receive
(i) Class A Preferred Units, (ii) GP Shares, if applicable, and (iii) cash in respect of the accrued interest through the Closing Date as provided herein.

         ARTICLE III REPRESENTATIONS AND WARRANTIES

         Section 3.01. REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDERS. Each Noteholder hereby represents and warrants to MSV LP and General Partner that, as of the date of this Note Exchange and Conversion Agreement:

         (a) It has the requisite power and authority to enter into and perform its obligations under this Note Exchange and Conversion Agreement; this Note Exchange and Conversion Agreement has been duly executed and delivered by it; and this Note Exchange and Conversion Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity;

         (b) Its performance of this Note Exchange and Conversion Agreement will not require it to obtain the consent, waiver or approval of any person, and will not violate, result in a breach of or constitute a default under any statute, regulation, agreement, judgment, consent, decree or restriction by which it is bound;

         (c) It has obtained advice from its tax adviser as to, and understands, the tax consequences of the Note Exchange and acknowledges that it has not received or relied on tax advice from MSV LP, General Partner, or any of their tax advisers in respect of the Note Exchange or the transactions contemplated by this Note Exchange and Conversion Agreement;

         (d) It is a sophisticated institutional investor and has sufficient knowledge and experience in investing in private equity transactions and early-stage companies in the communications and/or satellite services industry so that it is capable of properly evaluating the risks and merits of its investment in General Partner and MSV LP. Such Noteholder is able to bear the substantial risks associated with its investment in General Partner and MSV LP, including but not limited to loss of such Noteholder's entire investment;

         (e) It is acquiring the Units and GP Shares for such Noteholder's own account for investment purposes only, and not with a view to any distribution of the Units or GP Shares in any manner that would violate the securities laws of the United States or any other jurisdiction;

         (f) It represents that by reason of its, or of its management's, business or financial experience, such Noteholder has the capacity to protect its own interests in connection with the transactions contemplated in this Note Exchange and Conversion Agreement;

         (g) It represents that it is an "accredited investor" within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act;

         (h) It has (i) had the opportunity to ask questions of and receive answers from General Partner, MSV LP and its management directly regarding General Partner and MSV LP's business, management and financial affairs and the terms and conditions of the Note Exchange, (ii) had the opportunity to review General Partner and MSV LP's operations and facilities, and (iii) conducted and completed its own independent due diligence with respect to its investment in General Partner and MSV LP;

         (i) It acknowledges and agrees that neither the Units nor the GP Shares have been registered under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Noteholder understands that there is no present intention of registering any Units or GP Shares. Such Noteholder has been advised or is aware of the provisions of Rule 144 under the Securities Act as in effect from time to time;

         (j) In the case of Motient,

                  (i) It is the legal owner of the Motient Promissory Note and it has not otherwise sold, pledged, assigned, transferred, hypothecated or otherwise encumbered, in whole or in part, any of its interest in the Motient Promissory Note, and

                  (ii) The total amount of outstanding principal and accrued interest under the Motient Promissory Note set forth on SCHEDULE I hereto is a complete and accurate disclosure of all MSV LP's obligations under the Motient Promissory Note as of October 31, 2004; and

         (k) In the case of each Convertible Noteholder,

                  (i) It is the legal owner of its Convertible Note and it has not otherwise sold, pledged, assigned, transferred, hypothecated or otherwise encumbered, in whole or in part, any of its interest in its Convertible Note, and

                  (ii) The total amount of outstanding principal and accrued interest under its Convertible Note set forth on
                           SCHEDULE I hereto is a complete and accurate disclosure of all MSV LP's obligations under its Convertible Note as of October 31, 2004.

         Section 3.02. REPRESENTATIONS AND WARRANTIES OF MSV LP AND GENERAL PARTNER. MSV LP and General Partner hereby jointly and severally represent and warrant to the Noteholders that, as of the date of this Note Exchange and Conversion Agreement:

         (a) It has the requisite power and authority to enter into and perform its obligations under this Note Exchange and Conversion Agreement; this Note Exchange and Conversion Agreement has been duly executed and delivered by it; and this Note Exchange and Conversion Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity; and

         (b) Its performance of this Note Exchange and Conversion Agreement will not require it to obtain the consent, waiver or approval of any person and will not violate, result in a breach of or constitute a default under any statute, regulation, agreement, judgment, consent, decree or restriction by which it is bound.

         Section 3.03. COVENANTS. Each party named below covenants to MSV LP and General Partner that:

         (a) Each of the Noteholders will use its commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and appropriate to consummate the transactions contemplated by this Note Exchange and Conversion Agreement, pursuant to the terms and subject to the conditions set forth herein, including, without limitation, the execution or provision of additional documents or agreements which may be necessary or desirable to confirm the foregoing upon the sole discretion of General Partner;

         (b) In the case of Motient, it will not, nor will it allow any Control Party to, sell, pledge, assign, transfer, hypothecate or otherwise encumber, in whole or in part, any of its interest in the Motient Promissory Note prior to the consummation of the Note Exchange other than as set forth in this Note Exchange and Conversion Agreement; and

         (c) In the case of each Convertible Noteholder, it will not, nor will it allow any Control Party to, sell, pledge, assign, transfer, hypothecate or otherwise encumber, in whole or in part, any of its interest in the Convertible Note held by such Convertible Noteholder prior to the consummation of the Note Exchange other than as set forth in this Note Exchange and Conversion Agreement.

         ARTICLE IV CONDITIONS PRECEDENT TO THE NOTE EXCHANGE

         The consummation of the Note Exchange is subject to the prior fulfillment or waiver as of the date of the Note Exchange of the following conditions:

         Section 4.01. PURCHASE AGREEMENT. The Purchase Agreement shall have been entered into by each party thereto and shall be in full force and effect, and all conditions precedent to the closing of the Equity Investments contained in Articles V and VI the Purchase Agreement (unless such condition expressly relates to the closing date of the Equity Investments or the consummation of the Note Exchange) shall have been satisfied or waived in accordance with their terms.

         Section 4.02. BOARD CONSENT. The Board shall have taken all corporate, legal, tax and regulatory actions it deems advisable or necessary to authorize the Note Exchange and the other transactions contemplated thereby.

         Section 4.03. GOVERNMENTAL AUTHORITY. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or United States governmental authority which prohibits, restrains, enjoins or restricts the consummation of the Note Exchange.

         Section 4.04. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Note Exchange and Conversion Agreement shall continue to be true and correct in all material respects.

         ARTICLE V WAIVER

         Section 5.01. WAVIER BY CONVERTIBLE NOTEHOLDERS. By executing this Exchange and Conversion Agreement, each Convertible Noteholder hereby waives the requirements of paragraph 10 of its Convertible Note relating to a Reduction Event (as such term is defined in such Convertible Note) and hereby acknowledges and agrees that the terms and provisions of this Exchange and Conversion Agreement shall govern the payment of the Convertible Notes.

         Section 5.02. WAVIER BY MOTIENT. By executing this Exchange and Conversion Agreement, Motient hereby waives the requirements of paragraph 10 of the Motient Promissory Note relating to a Reduction Event (as such term is defined in the Motient Promissory Note) and hereby acknowledges and agrees that the terms and provisions of this Exchange and Conversion Agreement shall govern the payment of the Motient Promissory Note.

         ARTICLE VI ADDITIONAL PROVISIONS

         Section 6.01. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

         Section 6.02. GOVERNING LAW. This Agreement shall be governed in all respects by the law of the State of New York as such law is applied to agreements between New York residents entered into and performed entirely in the State of New York, without regard to the conflict of laws provisions thereof.

         Section 6.03. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Units or GP Shares from time to time. Nothing in this Note Exchange and Conversion Agreement, express or implied, is intended to confer upon any other party (other than the parties to this Note Exchange and Conversion Agreement or their respective successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Note Exchange and Conversion Agreement, except as expressly provided in this Note Exchange and Conversion Agreement.

         Section 6.04. SEVERABILITY. In case any provision of this Note Exchange and Conversion Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; PROVIDED, that no such severability shall be effective if it materially and adversely affects the economic benefit of this Note Exchange and Conversion Agreement to any party.

         Section 6.05. EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Note Exchange and Conversion Agreement.

         Section 6.06. AMENDMENT AND WAIVER. This Note Exchange and Conversion Agreement may be amended or modified, and the rights and obligations of the parties to this Note Exchange and Conversion Agreement may be waived, only upon the written consent of the parties to this Note Exchange and Conversion Agreement. Notwithstanding the foregoing, any amendment, modification or waiver of a provision of this Note Exchange and Conversion Agreement that applies to a particular Noteholder but does not affect all Noteholders in a proportionately similar manner may be effected without the consent of the other Noteholders affected in the dissimilar manner.

         Section 6.07. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to (i) MSV LP and General Partner at the address set forth on the signature page of this Note Exchange and Conversion Agreement, and (ii) each Noteholder at the address designated by such party in the Partnership Agreement or Stockholders' Agreement.

         Section 6.08. EQUITABLE RELIEF. Each Noteholder agrees that if it fails to perform its obligations under this Note Exchange and Conversion Agreement for any reason whatsoever, MSV LP shall be entitled to specific performance and injunctive or other equitable relief, and each Noteholder hereby further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any injunctive or other equitable relief. This provision is without prejudice to any other rights that MSV LP may have against any Noteholder for any failure to perform its obligations under this Note Exchange and Conversion Agreement.

         Section 6.09. FURTHER ASSURANCES. Each Noteholder shall at any time and from time to time promptly execute and deliver to MSV LP such further instruments, consents and other documents and take such further action as General Partner or MSV LP reasonably may require in order to carry out the full intent and purpose of this Note Exchange and Conversion Agreement.

         Section 6.10. INTERPRETATION. The titles of the sections and subsections of this Note Exchange and Conversion Agreement are for convenience of reference only and are not to be considered in construing this Note Exchange and Conversion Agreement. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

         Section 6.11. COUNTERPARTS. This Note Exchange and Conversion Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Note Exchange and Conversion Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Note Exchange and Conversion Agreement.

         Section 6.12. ENTIRE AGREEMENT. This Note Exchange and Conversion Agreement, the Schedules hereto and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersede any and all prior and contemporaneous agreements or understandings, whether expressed or implied, written or oral, between the parties with respect hereto and thereto. No party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.


                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Note Exchange and Conversion Agreement as of the date first above written.




                                         MOBILE SATELLITE VENTURES LP



                                         By:      Its General Partner, Mobile
                                                  Satellite Ventures GP Inc.


                                         By:      /S/ RANDY SEGAL
                                                  ------------------------------
                                                  Name:  Randy Segal
                                                  Title:  Secretary


                                         Mobile Satellite Ventures GP INC.


                                         By:      /S/ RANDY SEGAL
                                                  ------------------------------
                                                  Name:  Randy Segal
                                                  Title:  Secretary

                                         ADDRESS FOR NOTICE FOR MSV
                                         LP AND GENERAL PARTNER:
                                         -----------------------
                                         10802 Parkridge Boulevard
                                         Reston, VA 20191-5416
                                         Attention: General Counsel
                                         Facsimile: (703) 390-2770

                                         With a copy to (which shall
                                         not constitute notice to
                                         MSV LP OR GENERAL PARTNER):

                                         Covington & Burling
                                         1201 Pennsylvania Avenue, N.W.
                                         Washington, D.C. 20004
                                         Attention: David H. Engvall, Esq.
                                         Facsimile: (202) 778-5307

           [SIGNATURE PAGE TO NOTE EXCHANGE AND CONVERSION AGREEMENT]

                                         MOTIENT VENTURES HOLDING INC.



                                         By:      /S/ CHRIS DOWNIE
                                                  ------------------------------
                                                  Name:  Chris Downie
                                                  Title:  EVP & COO




           [SIGNATURE PAGE TO NOTE EXCHANGE AND CONVERSION AGREEMENT]

                                          MSV INVESTORS, LLC



                                          By:      /S/ JEFFREY A. LEDDY
                                                   -----------------------------
                                                   Name:  Jeffrey A. Leddy
                                                   Title:  CEO

                                          TELCOM SATELLITE VENTURES II, INC.



                                          By:      /S/ HAL B. PERKINS
                                                   -----------------------------
                                                   Name:  Hal B. Perkins
                                                   Title: Vice President and
                                                          General Counsel




                                          TELCOM SATELLITE VENTURES INC.



                                          By:      /S/ HAL B. PERKINS
                                                   -----------------------------
                                                   Name:  Hal B. Perkins
                                                   Title: Vice President and
                                                          General Counsel


                                          SPECTRUM SPACE EQUITY INVESTORS IV-II,
                                          INC.



                                          By:      /S/ KEVIN J. MARONI
                                                   -----------------------------
                                                   Name:  Kevin J. Maroni
                                                   Title:  Authorized Signatory




                                          SPECTRUM SPACE IV PARALLEL II, INC.



                                          By:      /S/ KEVIN J. MARONI
                                                   -----------------------------
                                                   Name:  Kevin J. Maroni
                                                   Title:  Authorized Signatory

           [SIGNATURE PAGE TO NOTE EXCHANGE AND CONVERSION AGREEMENT]

                                          SPECTRUM SPACE IV MANAGERS II, INC.



                                          By:      /S/ KEVIN J. MARONI
                                                   -----------------------------
                                                   Name:  Kevin J. Maroni
                                                   Title:  Authorized Signatory




                                          SPECTRUM SPACE EQUITY INVESTORS IV,
                                          INC.



                                          By:      /S/ KEVIN J. MARONI
                                                   -----------------------------
                                                   Name:  Kevin J. Maroni
                                                   Title:  Authorized Signatory


                                          SPECTRUM SPACE IV PARALLEL, INC.



                                          By:      /S/ KEVIN J. MARONI
                                                   -----------------------------
                                                   Name:  Kevin J. Maroni
                                                   Title:  Authorized Signatory




                                          SPECTRUM SPACE IV MANAGERS, INC.



                                          By:      /S/ KEVIN J. MARONI
                                                   -----------------------------
                                                   Name:  Kevin J. Maroni
                                                   Title:  Authorized Signatory


           [SIGNATURE PAGE TO NOTE EXCHANGE AND CONVERSION AGREEMENT]

                                         COLUMBIA SPACE (QP) II, INC.



                                         By:      /S/ DONALD A. DOERING
                                                  ------------------------------
                                                  Name:  Donald A. Doering
                                                  Title:  Authorized Signatory




                                         COLUMBIA SPACE (AI) II, INC.



                                         By:      /S/ DONALD A. DOERING
                                                  ------------------------------
                                                  Name:  Donald A. Doering
                                                  Title:  Authorized Signatory


                                         COLUMBIA SPACE PARTNERS II, INC.



                                         By:      /S/ DONALD A. DOERING
                                                  ------------------------------
                                                  Name:  Donald A. Doering
                                                  Title:  Authorized Signatory




                                         COLUMBIA SPACE (QP), INC.



                                         By:      /S/ DONALD A. DOERING
                                                  ------------------------------
                                                  Name:  Donald A. Doering
                                                  Title:  Authorized Signatory


           [SIGNATURE PAGE TO NOTE EXCHANGE AND CONVERSION AGREEMENT]

                                        COLUMBIA SPACE (AI), INC.



                                        By:      /S/ DONALD A. DOERING
                                                 -------------------------------
                                                 Name:  Donald A. Doering
                                                 Title:  Authorized Signatory




                                        COLUMBIA SPACE PARTNERS, INC.



                                        By:      /S/ DONALD A. DOERING
                                                 -------------------------------
                                                 Name:  Donald A. Doering
                                                 Title:  Authorized Signatory

           [SIGNATURE PAGE TO NOTE EXCHANGE AND CONVERSION AGREEMENT]